Exhibit 4.2

OFFICERS’ CERTIFICATE

OF

AMGEN INC.

Dated as of May 30, 2007

The undersigned officers of the Company certify, pursuant to resolutions duly adopted by the Board of Directors at a meeting duly held on March 6, 2007, and the unanimous written consent of the Offering Committee of the Board of Directors, dated as of May 24, 2007 (collectively, the “Resolutions”), and in accordance with Sections 2.1, 2.2 and 2.3 of the Indenture, dated as of August 4, 2003 (the “Indenture”; capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Indenture), between Amgen Inc., a Delaware corporation (the “Company”), and The Bank of New York (as successor to JPMorgan Chase Bank, N.A.), as trustee (the “Trustee”), the following matters related to the issuance of the Company’s Senior Floating Rate Notes due 2008 (the “Floating Rate Notes”), 5.85% Senior Notes due 2017 (the “2017 Notes”) and 6.375% Senior Notes due 2037 (the “2037 Notes”):

1. Attached hereto as Annex A is a true and correct copy of a specimen note (the “Form of Floating Rate Note”) representing the Floating Rate Notes, attached hereto as Annex B is a true and correct copy of a specimen note (the “Form of 2017 Note”) representing the 2017 Notes and attached hereto as Annex C is a true and correct copy of a specimen note (the “Form of 2037 Note”) representing the 2037 Notes. The Form of Floating Rate Note, Form of 2017 Note and the Form of 2037 Note are herein collectively referred to as the “Forms of Notes.” The Forms of Notes set forth certain of the terms required to be set forth in this Certificate pursuant to Section 2.2 of the Indenture, and said terms are incorporated herein by reference. The Floating Rate Notes, 2017 Notes and the 2037 Notes are each a separate series of Securities under the Indenture and are referred to herein collectively as the “Notes.” The term “Notes” shall also include any exchange notes (the “Exchange Securities”) issued in exchange for the Floating Rate Notes, 2017 Notes and 2037 Notes, respectively, pursuant to the transactions contemplated by that certain Registration Rights Agreement, dated as of May 30, 2007 (the “Registration Rights Agreement”), by and among the Company and the initial purchasers named therein.

2. The title of the Floating Rate Notes shall be the “Senior Floating Rate Notes due 2008,” the title of the 2017 Notes shall be the “5.85% Senior Notes due 2017” and the title of the 2037 Notes shall be the “6.375% Senior Notes due 2037.”

3. The Floating Rate Notes shall be issued at the initial offering price of 100% of the principal amount, the 2017 Notes shall be issued at the initial offering price of 99.843% of the principal amount and the 2037 Notes shall be issued at the initial offering price of 99.893% of the principal amount.

4. The Company will initially issue $2,000,000,000 aggregate principal amount of Floating Rate Notes, $1,100,000,000 aggregate principal amount of 2017 Notes and $900,000,000 aggregate principal amount of 2037 Notes (in each case except for Notes authenticated and delivered upon registration of transfer of, in exchange for, or in lieu of, other Notes pursuant to Sections 2.7, 2.8, 2.11, 3.6 or 9.6 of the Indenture). The Company may issue additional Floating Rate Notes, 2017 Notes and/or 2037 Notes from time to time after the date hereof, and such Notes will be treated as part of the respective series of Notes for all purposes under the Indenture.

5. The Notes and the Exchange Securities shall be issued as Global Securities only and will be exchangeable for certificated notes (“Certificated Notes”) only if:

(a)	DTC (x) notifies the Company that it is unwilling or unable to continue as depository for the Global Securities or (y) at any time has ceased to be a clearing agency registered under the Exchange Act and, in either case, the Company fails to appoint a successor depository registered as a clearing agency under the Exchange Act within 90 days of such event;

(b)	the Company, at its option, notifies the Trustee in writing to the effect that the Company elects to cause the issuance of the Certificated Notes; or

(c)	there has occurred and is continuing an Event of Default with respect to the Notes.

Certificated Notes delivered in exchange for any Global Security or beneficial interests in Global Securities will be registered in the names, and issued in any approved denominations, requested by or on behalf of the depository (in accordance with its customary procedures).

6. The Global Securities and the Certificated Notes will bear the following restrictive legend unless the legend is not required by applicable law, or as set forth in Item 7 below:

“THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER (1) REPRESENTS THAT (A) IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT; OR (B) IT IS NOT A U.S. PERSON (WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT) AND (2) AGREES FOR THE BENEFIT OF THE ISSUER THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT IN

ACCORDANCE WITH THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(E) ABOVE, THE ISSUER RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY RULE 144 EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.”

7. In accordance with the terms of the Exchange Offer (as defined in the Registration Rights Agreement), the Company will issue, and upon receipt of a written order in accordance with Section 2.3 of the Indenture, the Trustee will authenticate:

a.	One or more Global Securities in an aggregate principal amount equal to the principal amount of the beneficial interests in the Global Securities tendered into the Exchange Offer pursuant to the terms of the Registration Rights Agreement; and

b.	Certificated Notes in an aggregate principal amount equal to the principal amount of the Certificated Notes tendered into the Exchange Offer pursuant to the terms of the Registration Rights Agreement.

Such Global Securities and Certificated Notes shall not contain the restrictive legend set forth in Item 6 above. Concurrently with the issuance of such Exchange Securities, the Company will instruct the Trustee to cause the aggregate principal amount of the applicable Global Securities and Certificated Notes to be reduced accordingly.

8. The Notes shall be denominated in Dollars and payments of principal and interest shall be made in Dollars.

9. In addition to the provisions set forth in Article IV of the Indenture, the following additional provisions shall apply to the Notes and shall be incorporated into the Indenture with respect to the Notes:

“Section 4.5 Change of Control Offer

(a) If a Change of Control Triggering Event occurs, unless the Company has exercised its option to redeem the Notes as described in Section 5 of the Security, the Company will be required to make an offer (the “Change of Control Offer”) to each Holder to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Notes on the terms set forth in such Security. In the Change of Control Offer, the Company shall be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, a notice will be provided to Holders describing the transaction that constitutes the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is provided (the “Change of Control Payment Date”).

(b) On the Change of Control Payment date, the Company shall, to the extent lawful:

(i)	accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

(ii)	deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(iii)	deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.

(c) Notwithstanding the foregoing, the Company shall not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a Default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

(d) The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company will comply with those securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict.

(e) For the purposes of this Section 4.5 only, the following definitions shall apply:

“Beneficial Owner” shall be determined in accordance with Rules 13d-3 and 13d-5 under the Exchange Act or any successor provisions, except that a Person will be deemed to have beneficial ownership of all shares that Person has the right to acquire irrespective of whether that right is exercisable immediately or only after the passage of time.

“Change of Control” means the occurrence of any of the following: (1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person or Group (other than the Company or one of its Subsidiaries) becomes the Beneficial Owner, directly or indirectly, of more than 50% of the Company’s Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; provided, however, that a Person shall not be deemed Beneficial Owner of, or to own beneficially, (A) any securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s affiliates until such tendered securities are accepted for purchase or exchange thereunder, or (B) any securities if such beneficial ownership (i) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to the applicable rules and regulations under the Exchange Act, and (ii) is not also then reportable on Schedule 13D (or any successor schedule) under the Exchange Act; or (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Company’s assets and the assets of the Company’s Subsidiaries, taken as a whole, to one or more Persons or Groups (other than the Company or one of its Subsidiaries); provided that none of the circumstances in this clause (2) will be a Change of Control if the Persons that beneficially own the Company’s Voting Stock immediately prior to the transaction own, directly or indirectly, shares with a majority of the total voting power of all outstanding voting securities of the surviving or transferee Person that are entitled to vote generally in the election of that Person’s board of directors, managers or trustees immediately after the transaction.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.

“Group” has the meaning given by Section 13(d) and 14(d) of the Exchange Act or any successor provisions and includes any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act or any successor provision.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company.

“Moody’s” means Moody’s Investors Service, Inc.

“Person” has the meaning given by Section 13(d) and 14(d) of the Exchange Act or any successor provisions.

“Rating Agencies” means (1) each of Moody’s and S&P; and (2) if either of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act selected by the Company (as certified by a resolution of the Board of Directors) as a replacement agency for Moody’s or S&P, or each of them, as the case may be.

“Rating Event” means the rating on the Notes is lowered by each of the Rating Agencies and the Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any day within the 60-day period (which 60-day period will be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies) after the earlier of (1) the occurrence of a Change of Control and (2) public notice of the occurrence of a Change of Control or the Company’s intention to effect a Change of Control.

“S&P” means Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc.

“Voting Stock” as applied to stock of any Person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such Person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such Person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

Section 4.6 Limitation on Liens.

(a) The Company shall not, nor shall it permit any of its Subsidiaries to, create or incur any Lien on any of their respective Properties, whether now owned or hereafter acquired, or upon any income or profits therefrom, in order to secure any Indebtedness of the Company, without effectively providing that such series of Notes shall be equally and ratably secured until such time as such Indebtedness is no longer secured by such Lien, except:

(1) Liens existing as of May 30, 2007 (the “Closing Date”);

(2) Liens granted after the Closing Date on any of the Company or any of its Subsidiaries’ Properties securing Indebtedness of the Company created in favor of the Holders of the Notes;

(3) Liens securing Indebtedness of the Company which are incurred to extend, renew or refinance Indebtedness which is secured by Liens permitted to be incurred under the Indenture; provided that those Liens do not extend to or cover any of the Company or any of its Subsidiaries’ Property other than the Property securing the Indebtedness being refinanced and that the principal amount of such Indebtedness does not exceed the principal amount of the Indebtedness being refinanced;

(4) Liens created in substitution of or as replacements for any Liens permitted by the preceding clauses (1) through (3) directly above, provided that, based on a good faith determination of an Officer of the Company, the Property encumbered under any such substitute or replacement Lien is substantially similar in nature to the Property encumbered by the otherwise permitted Lien which is being replaced; and

(5) Permitted Liens.

(b) Notwithstanding the foregoing, the Company and any of its Subsidiaries may, without securing any series of Notes, create or incur Liens which would otherwise be subject to the restrictions set forth in the preceding paragraph, if after giving effect thereto, Exempted Debt does not exceed the greater of (x) 35% of Consolidated Net Worth calculated as of the date of the creation or incurrence of the Lien or (y) 35% of Consolidated Net Worth calculated as of the Closing Date.

Section 4.7 Limitation on Sale and Lease-Back Transactions.

(a) The Company shall not and shall not permit any of its Subsidiaries to, enter into any sale and lease-back transaction for the sale and leasing back of any Property, whether now owned or hereafter acquired, of the Company or any Subsidiary of the Company, unless:

(1) such transaction was entered into prior to the Closing Date;

(2) such transaction was for the sale and leasing back of any Property by a Subsidiary of the Company to the Company;

(3) such transaction involves a lease for less than three years;

(4) the Company would be entitled to incur Indebtedness secured by a mortgage on the property to be leased in an amount equal to the Attributable Liens with respect to such sale and lease-back transaction without equally and ratably securing the Notes pursuant to Section 4.6; or

(5) the Company applies an amount equal to the fair value of the proceeds of the Property sold to the purchase of Property or to the retirement of long-term Indebtedness of the Company or any of its Subsidiaries within 120 days of the effective date of any such sale and lease-back transaction. In lieu of applying such amount to such retirement, the Company may, or may cause any of its Subsidiaries to, deliver debt securities to the Trustee therefor for cancellation, such debt securities to be credited at the cost thereof to the Company.

(b) Notwithstanding the foregoing, the Company and any of its Subsidiaries may enter into any sale and lease-back transaction which would otherwise be subject to the foregoing restrictions if after giving effect thereto and at the time of determination, Exempted Debt does not exceed the greater of (a) 35% of Consolidated Net Worth calculated as of the closing date of the sale-leaseback transaction or (b) 35% of Consolidated Net Worth calculated as of the Closing Date.”

10. In addition to the definitions set forth in Article I of the Indenture, each of the Notes shall include the following additional definitions, which, in the event of a conflict with the definition of terms in the Indenture, shall control:

“Attributable Liens” means in connection with a sale and lease-back transaction the lesser of:

(1) the fair market value of the assets subject to such transaction; and

(2) the present value (discounted at a rate per annum equal to the average interest borne by all outstanding debt securities issued under the Indenture (which may include debt securities in addition to the Notes) determined on a weighted average basis and compounded semi-annually) of the obligations of the lessee for rental payments during the term of the related lease.

“Business Day” means any day except a Saturday, Sunday or a legal holiday in the City of New York on which banking institutions are authorized or required by law, regulation or executive order to close and, solely for purposes of determining the interest rate on the Floating Rate Notes, which day is also a London Business Day.

“Capital Lease” means any Indebtedness represented by a lease obligation of a Person incurred with respect to real property or equipment acquired or leased by such Person and used in its business that is required to be recorded as a capital lease in accordance with GAAP.

“Consolidated Net Worth” means, as of any date of determination, the Stockholders’ Equity of the Company and its Consolidated Subsidiaries on that date.

“Consolidated Subsidiary” means, as of any date of determination and with respect to any Person, any Subsidiary of that Person whose financial data is, in accordance with GAAP, reflected in that Person’s consolidated financial statements.

“Credit Agreement” means the Credit Agreement, dated as of July 16, 2004, by and among the Company, Citicorp USA, Inc., Barclays Bank PLC and each other financial institution party thereto, Citibank, N.A., as issuing bank, Citicorp USA, Inc., as administrative agent, and Barclays Bank PLC, as Syndication Agent, as such agreement may be amended (including any amendment, restatement, refinancing and successors thereof), supplemented or otherwise modified from time to time, including any increase in the principal amount of the obligations thereunder.

“Credit Facilities” means, one or more debt facilities (including, without limitation, the Credit Agreement) or commercial paper facilities, in each case, with banks or other institutional lenders providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or letters of credit, in each case, as amended, restated, modified, renewed, refunded, replaced (whether upon or after termination or otherwise) or refinanced (including by means of sales of debt securities to institutional investors) in whole or in part from time to time.

“Exempted Debt” means the sum of the following as of the date of determination:

(1) Indebtedness of the Company incurred after the Closing Date and secured by Liens not permitted by Section 4.6(a) above; and

(2) Attributable Liens of the Company and any of its Subsidiaries in respect of sale and lease-back transactions entered into after the Closing Date pursuant to Section 4.7(b) above.

“GAAP” means accounting principles generally accepted in the United States set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect as of the date of determination.

“Governmental Agency” means:

(1) any foreign, federal, state, county or municipal government, or political subdivision thereof;

(2) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body;

(3) any court or administrative tribunal;

(4) with respect to any Person, any arbitration tribunal or other nongovernmental authority to whose jurisdiction that Person has consented.

“Hedging Obligations” means, with respect to any specified Person, the obligations of such Person under:

(1) interest rate swap agreements (whether from fixed to floating or from floating to fixed), interest rate cap agreements and interest rate collar agreements;

(2) other agreements or arrangements designed to manage interest rates or interest rate risk; and

(3) other agreements or arrangements designed to protect such Person against fluctuations in currency exchange rates or commodity prices.

“Indebtedness” of any Person means, without duplication, any indebtedness, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements with respect thereto) or representing the balance deferred and unpaid of the purchase price of any Property (including pursuant to Capital Leases), except any such balance that constitutes an accrued expense or trade payable, if and to the extent any of the foregoing indebtedness would appear as a liability upon a balance sheet of such Person prepared on a consolidated basis in accordance with GAAP (but does not include contingent liabilities which appear only in a footnote to a balance sheet), and shall also include, to the extent not otherwise included, the guaranty of items which would be included within this definition.

“Laws” means, collectively, all foreign, federal, state and local statutes, treaties, rules, regulations, ordinances, codes and administrative or controlling precedents of any Governmental Agency.

“Lien” means any lien, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

“London Business Day” means any day on which dealings in United States dollars are transacted in the London interbank market.

“Make-Whole Amount” means the excess of (1) the net present value, on the redemption date, of the principal being redeemed or paid and the amount of interest (exclusive of interest accrued to the date of redemption) that would have been payable if such redemption had not been made, over (2) the aggregate principal amount of the 2017 Notes or the 2037 Notes, as applicable, being redeemed or paid. Net present value shall be determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate (as determined on the third Business Day preceding the date such notice of redemption is given) from the respective dates on which such principal and interest would have been payable if such redemption had not been made.

“Permitted Liens” means:

(1) Liens securing Indebtedness under Credit Facilities;

(2) Liens on accounts receivable, merchandise inventory, equipment, and patents, trademarks, trade names and other intangibles, securing Indebtedness of the Company;

(3) Liens on any assets of the Company, any of its Subsidiaries’ assets, or the assets of any joint venture to which the Company or any of its Subsidiaries is a party, created solely to secure obligations incurred to finance the refurbishment, improvement or construction of such asset, which obligations are incurred no later than 24 months after completion of such refurbishment, improvement or construction, and all renewals, extensions, refinancings, replacements or refundings of such obligations;

(4) (a) Liens given to secure the payment of the purchase price incurred in connection with the acquisition (including acquisition through merger or consolidation) of Property (including shares of stock), including Capital Lease transactions in connection with any such acquisition, and (b) Liens existing on Property at the time of acquisition thereof or at the time of acquisition by the Company or one of its Subsidiaries of any Person then owning such Property whether or not such existing Liens were given to secure the payment of the purchase price of the Property to which they attach; provided that, with respect to clause (a), the Liens shall be given within 24 months after such acquisition and shall attach solely to the Property acquired or purchased and any improvements then or thereafter placed thereon;

(5) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(6) Liens upon specific items of inventory or other goods and proceeds of any Person securing such Person’s obligations in respect of bankers’ acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;

(7) Liens securing reimbursement obligations with respect to letters of credit that encumber documents and other Property relating to such letters of credit and the products and proceeds thereof;

(8) Liens on key-man life insurance policies granted to secure Indebtedness of the Company against the cash surrender value thereof;

(9) Liens encumbering customary initial deposits and margin deposits and other Liens in the ordinary course of business, in each case securing Hedging Obligations and forward contract, option, futures contracts, futures options or similar agreements or arrangements designed to protect the Company or any of its Subsidiaries from fluctuations in interest rates, currencies or the price of commodities;

(10) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by Company or any of its Subsidiaries in the ordinary course of business;

(11) pre-existing Liens on assets acquired by the Company or any of its Subsidiaries after the Closing Date;

(12) Liens in favor of the Company or in favor of any of its Subsidiaries;

(13) inchoate Liens incident to construction or maintenance of real property, or Liens incident to construction or maintenance of real property, now or hereafter filed of record for sums not yet delinquent or being contested in good faith, if reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made therefore;

(14) statutory Liens arising in the ordinary course of business with respect to obligations which are not delinquent or are being contested in good faith, if reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made therefore;

(15) Liens consisting of pledges or deposits to secure obligations under workers’ compensation laws or similar legislation, including Liens of judgments thereunder which are not currently dischargeable;

(16) Liens consisting of pledges or deposits of Property to secure performance in connection with operating leases made in the ordinary course of business to which Company or any of its Subsidiaries is a party as lessee, provided the aggregate value of all such pledges and deposits in connection with any such lease does not at any time exceed 16 2/3% of the annual fixed rentals payable under such lease;

(17) Liens consisting of deposits of Property to secure statutory obligations of the Company or statutory obligations of any of its Subsidiaries in the ordinary course of its business;

(18) Liens consisting of deposits of Property to secure (or in lieu of) surety, appeal or customs bonds in proceedings to which the Company or any of its Subsidiaries is a party in the ordinary course of its business, but not in excess of $75,000,000;

(19) purchase money Liens or purchase money security interests upon or in any Property acquired or held by Company or any of its Subsidiaries in the ordinary course of business to secure the purchase price of such Property or to secure Indebtedness incurred solely for the purpose of financing the acquisition of such Property;

(20) Liens on an asset created in connection with the acquisition, construction or development of additions, extensions or improvements to such asset which shall be financed by obligations described in Sections 142, 144(a) or 144(c) of the Internal Revenue Code of 1986, as amended, or by obligations entitled to substantially similar tax benefits under other legislation or regulations in effect from time to time; and

(21) Liens on Property subject to escrow or similar arrangements established in connection with litigation settlements.

“Property” means any property or asset, whether real, personal or mixed, or tangible or intangible.

“Reinvestment Rate” means for the 2017 Notes, 0.15% and for the 2037 Notes, means 0.20%, in each case plus the arithmetic mean of the yields under the respective heading “Week Ending” published in the most recent Statistical Release under the caption “Treasury Constant Maturities” for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the payment date of the principal being redeemed or paid. If no maturity exactly corresponds to such maturity, yields for the two published maturities most closely corresponding to such maturity shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month. For the purpose of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used.

“Statistical Release” means the statistical release designated “H.15(519)” or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded United States government securities adjusted to constant maturities, or, if such Statistical Release is not published at the time of any determination under the Indenture, then such other reasonably comparable index which shall be designated by the Company.

“Stockholders’ Equity” means, as of any date of determination, stockholders’ equity as of that date determined in accordance with GAAP; provided that there shall be excluded from Stockholders’ Equity any amount attributable to capital stock that is, directly or indirectly, required to be redeemed or repurchased by the issuer thereof at a specified date or upon the occurrence of specified events or at the election of the holder thereof.

11. The Depository for the Notes shall be The Depository Trust Company (“DTC”).

12. Each of the undersigned is authorized to approve the form, terms and conditions of the Notes.

13. Each of the undersigned has read the provisions of the Indenture, including the covenants and conditions precedent, pertaining to the issuance of the Notes.

14. In connection with this Certificate, each of the undersigned has examined the documents, corporate records and certificates and has made such inquiries of the other officers of the Company, which he has deemed necessary to enable him to express an informed opinion as to whether or not such comments and conditions have been complied with.

15. In the opinion of each of the undersigned, all of the conditions and covenants related to the issuance of the Notes have been complied with.

IN WITNESS WHEREOF, the undersigned have executed this Officers’ Certificate as of the date first set forth above.

By:	/s/ Lisa A. Evren
Name:	Lisa A. Evren
Title:	Vice President Finance & Treasurer

By:	/s/ Robert A. Bradway
Name:	Robert A. Bradway
Title:	Executive Vice President and Chief Financial Officer

Annex A

Form of Floating Rate Note

[Face of Note]

CUSIP [•]

Floating Rate Senior Notes due 2008

No. 1	$[•]

AMGEN INC.

promises to pay to CEDE & CO. or registered assigns,

the principal sum of [•] DOLLARS on November 28, 2008.

Interest Payment Dates:	August 28, 2007, November 28, 2007, February 28, 2008,
May 28, 2008, August 28, 2008 and November 28, 2008

Record Dates: 15th day prior to each of the Interest Payment Dates

Dated: May 30, 2007

AMGEN INC.

By:
Name:
Title:

By:
Name:
Title:

This is one of the Notes referred to

in the within-mentioned Indenture:

The Bank of New York, as Trustee

By:
Authorized Officer

[REVERSE SIDE OF NOTE]

FLOATING RATE SENIOR NOTES DUE 2008

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY OR A NOMINEE OF THE DEPOSITORY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY, BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITORY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER (1) REPRESENTS THAT (A) IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT; OR (B) IT IS NOT A U.S. PERSON (WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT) AND (2) AGREES FOR THE BENEFIT OF THE ISSUER THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT IN ACCORDANCE WITH THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(E) ABOVE, THE ISSUER RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY RULE 144 EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

(1)	INTEREST. Amgen Inc., a Delaware corporation (the “Company”), promises to pay interest on the principal amount of this Note at a rate per annum equal to three-month LIBOR plus .08% and shall pay the Additional Amounts (as defined in the Registration Rights Agreement), if any, payable pursuant to Section 4 of the Registration Rights Agreement referred to below. The Company will pay interest and Additional Amounts, if any, in cash quarterly in arrears on August 28, 2007, November 28, 2007, February 28, 2008, May 28, 2008, August 28, 2008 and November 28, 2008 (each, an “Interest Payment Date”). If any Interest Payment Date falls on a day that is not a Business Day, the Company will postpone the Interest Payment Date to the next succeeding Business Day unless that Business Day is in the next succeeding calendar month, in which case the Interest Payment Date will be the immediately preceding Business Day.

The Company shall appoint a calculation agent (the “Calculation Agent”), which shall initially be the Trustee. The Calculation Agent shall calculate the interest rate, except that the interest rate in effect for the period from May 30, 2007 to and including August 28, 2007 (the “Initial Reset Date”), will be established by the Company as the rate for deposits in United States dollars having a maturity of three months commencing on May 30, 2007 that appears on Reuters Screen LIBOR01 Page as of 11:00 a.m., London Time, on the second Business Day preceding May 30, 2007, plus .08% (the “Initial Interest Rate”). The Calculation Agent shall reset the interest rate on each Interest Payment Date (each, an “Interest Reset Date”). The second Business Day preceding an Interest Reset Date shall be the “Interest Determination Date” for that Interest Reset Date. The interest rate in effect on each day that is not an Interest Reset Date will be the interest rate determined as of the Interest Determination Date pertaining to the immediately preceding Interest Reset Date. The interest rate in effect on any day that is an Interest Reset Date will be the interest rate determined as of the Interest Determination Date pertaining to that Interest Reset Date, except that the interest rate in effect for the period from and including May 30, 2007 to the initial interest reset date will be the Initial Interest Rate. The interest rate will be computed on the basis of a 360-day year and the actual number of days elapsed.

“LIBOR” will be determined by the Calculation Agent in accordance with the following provisions:

(1) With respect to any Interest Determination Date, LIBOR will be the rate for deposits in United States dollars having a maturity of three months commencing on the first day of the applicable interest period that appears on Reuters Screen LIBOR01 Page as of 11:00 a.m., London time, on that Interest Determination Date. If no rate appears, then LIBOR, in respect to that Interest Determination Date, will be determined in accordance with the provisions described in (2) below.

(2) With respect to an Interest Determination Date on which no rate appears on Reuters Screen LIBOR01 Page (or such other page as may replace such page), as specified in (1) above, the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in United States dollars for the period of three months, commencing on the first day of the applicable interest period, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in United States dollars in that market at that time. If at least two quotations are provided, then LIBOR on that Interest Determination Date will be the arithmetic mean of those quotations. If fewer than two quotations are provided, then LIBOR on the Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., in The City of New York, on the Interest Determination Date by three major banks in The City of New York selected by the Calculation Agent for loans in United States dollars to leading European banks, having a three-month maturity and in a principal amount that is representative for a single transaction in United States dollars in that market at that time. If at least two such rates are so provided, LIBOR on the Interest Determination Date will be the arithmetic mean of such rates. If fewer than two such rates are so provided, LIBOR on the Interest Determination Date will be LIBOR in effect with respect to the immediately preceding Interest Determination Date.

“Reuters Screen LIBOR01” means the display designated as Reuters Monitor Money Rates Service or any other successor service or page as may replace Reuters Screen LIBOR01 for the purpose of displaying London interbank offered rates of major banks.

(2)	METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) and Additional Amounts, if any, to the Persons who are registered Holders of Notes at the close of business on the day that is 15 days prior to the relevant Interest Payment Date (whether or not such day is a Business Day), even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.13 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, interest and Additional Amounts, if any, at the office or agency of the Company maintained for such purpose in the Borough of Manhattan, the City and State of New York (or, if the Company fails to maintain such office or agency, at the corporate trust office of the trustee in New York, New York or if the trustee does not maintain an office in New York, at the office of a paying agent in New York), or, at the option of the Company, payment of interest and Additional Amounts, if any, may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest and Additional Amounts, if any, on, all Global Securities and all other Notes the Holders of which will have provided wire transfer instructions to the Company or the Paying Agent. Such payment will be in the currency of the United States of America.

(3)	PAYING AGENT AND REGISTRAR. Initially, The Bank of New York (as successor to JPMorgan Chase Bank, N.A.), the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity but shall not act as Calculation Agent.

(4)	INDENTURE. The terms of the Notes include those stated in the Indenture dated August 4, 2003 between the Company and the Trustee (the “Indenture”), and those made part of the Indenture by the Officers’ Certificate dated May 30, 2007 delivered pursuant thereto (the “Officers’ Certificate”) and the TIA. The Notes are subject to all such terms, and the Holders are referred to the Indenture and the TIA for a statement of them.

(5)	OPTIONAL REDEMPTION. The Notes may be redeemed at any time on or after November 28, 2007, in whole or from time to time in part, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest on the principal amount being redeemed to the date of redemption. Unless the Company defaults in the payment of the redemption price, interest will cease to accrue on the Notes or portions thereof called for redemption on the applicable redemption date.

(6)	NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Notes or a satisfaction or discharge of the Indenture. Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed.

(7)	MANDATORY REDEMPTION. Except as provided in Section 8 below, the Company is not required to make mandatory redemption or sinking fund payments with respect to the Notes.

(8)	CHANGE OF CONTROL TRIGGERING EVENT. In the event of a Change of Control Triggering Event, the Holders may require the Company to purchase for cash all or a portion of their Notes at a purchase price equal to 101% of the principal amount of the notes, plus accrued and unpaid interest, if any, pursuant to the provisions of Section 9 of the Officers’ Certificate.

(9)	DEFEASANCE PRIOR TO MATURITY. The Indenture contains provisions for defeasance of (i) the entire indebtedness of the Notes or (ii) certain covenants and Events of Default with respect to the Notes, in each case upon compliance with certain conditions set forth therein.

(10)	RESTRICTIVE COVENANTS. The Indenture and the Officers’ Certificate impose certain limitations on the Company and its Subsidiaries, including limitations on the Company’s and its Subsidiaries’ ability to create or incur certain Liens on any of their respective properties or assets and to enter into certain sale and lease-back transactions and on the Company’s ability to engage in mergers or consolidations or the conveyance, transfer or lease of all or substantially all of its properties and assets. These limitations are subject to a number of important qualifications and exceptions and reference is made to the Indenture and the Officers’ Certificate for a description thereof.

(11)	DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Company need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

(12)	PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

(13)	AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes voting as a single class, and any existing Default or Event or Default or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes voting as a single class. Without the consent of any Holder of a Note, the Indenture or the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency, to comply with Article V of the Indenture, to provide for uncertificated Notes in addition to or in place of certificated Notes, to make any change that would not adversely affect the rights under the Indenture of any such Holder, to provide for the issuance of any additional notes as permitted by the Indenture, to appoint a successor trustee with respect to the notes and to add to or change any of the provisions of the Indenture necessary to provide for the administration of the trusts in the indenture by more than one trustee, or to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA. No amendment to cure any ambiguity, defect or inconsistency in the Indenture made solely to conform the Indenture to the description of notes contained in the Offering Memorandum related to the Notes, dated May 24, 2007 will be deemed to adversely affect the interests of the Holders of the Notes.

(14)	DEFAULTS AND REMEDIES. If an Event of Default shall occur and be continuing, the principal of the Notes may be declared (or, in certain cases, shall ipso facto become) due and payable in the manner and with the effect provided in the Indenture.

(15)	TRUSTEE DEALINGS WITH COMPANY. The Trustee under the Indenture, in its individual or any other capacity, may deal with the Company or an Affiliate of the Company with the same rights it would have if it were not Trustee.

(16)	NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder of the Company shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

(17)	AUTHENTICATION. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

(18)	ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

(19)	REGISTRATION RIGHTS OF HOLDERS. In addition to the rights provided to Holders of Notes under the Indenture, Holders of restricted Notes will have all the rights set forth in the Registration Rights Agreement, dated as of May 30, 2007, between the Company and the other parties named on the signature pages thereof (the “Registration Rights Agreement”).

(20)	CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes, and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers placed thereon.

(21)	GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THE INDENTURE AND THIS NOTE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture, the Officers’ Certificate and/or the Registration Rights Agreement.

Requests may be made to:

Amgen Inc.

One Amgen Center Drive

Thousand Oaks, CA 91320-1799

Attention: Investor Relations

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

Annex B

Form of 2017 Note

[Face of Note]

CUSIP [•]

5.85% Senior Notes due 2017

No. 1	$[•]

AMGEN INC.

promises to pay to CEDE & CO. or registered assigns,

the principal sum of [•] DOLLARS on June 1, 2017.

Interest Payment Dates: June 1 and December 1

Record Dates: 15th day prior to June 1 and December 1

Dated: May 30, 2007

AMGEN INC.

By:
Name:
Title:

By:
Name:
Title:

This is one of the Notes referred to in the within-mentioned Indenture:

The Bank of New York, as Trustee

By:
Authorized Officer

[REVERSE SIDE OF NOTE]

5.85% SENIOR NOTES DUE 2017

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY OR A NOMINEE OF THE DEPOSITORY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY, BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITORY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER (1) REPRESENTS THAT (A) IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT; OR (B) IT IS NOT A U.S. PERSON (WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT) AND (2) AGREES FOR THE BENEFIT OF THE ISSUER THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT IN ACCORDANCE WITH THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(E) ABOVE, THE ISSUER RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY RULE 144 EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

(1)	INTEREST. Amgen Inc., a Delaware corporation (the “Company”), promises to pay interest on the principal amount of this Note at 5.85% per annum from May 30, 2007 until maturity and shall pay the Additional Amounts (as defined in the Registration Rights Agreement), if any, payable pursuant to Section 4 of the Registration Rights Agreement referred to below. The Company will pay interest and Additional Amounts, if any, semi-annually in arrears on June 1 and December 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that the first Interest Payment Date shall be December 1, 2007; provided further that after December 1, 2007, if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date.

(2)	METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) and Additional Amounts, if any, to the Persons who are registered Holders of Notes at the close of business on the day that is 15 days prior to the next succeeding Interest Payment Date (whether or not such day is a Business Day), even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.13 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, interest and Additional Amounts, if any, at the office or agency of the Company maintained for such purpose in the Borough of Manhattan, the City and State of New York (or, if the Company fails to maintain such office or agency, at the corporate trust office of the trustee in New York, New York or if the trustee does not maintain an office in New York, at the office of a paying agent in New York), or, at the option of the Company, payment of interest and Additional Amounts, if any, may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest and Additional Amounts, if any, on, all Global Securities and all other Notes the Holders of which will have provided wire transfer instructions to the Company or the Paying Agent. Such payment will be in the currency of the United States of America.

(3)	PAYING AGENT AND REGISTRAR. Initially, The Bank of New York (as successor to JPMorgan Chase Bank, N.A.), the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

(4)	INDENTURE. The terms of the Notes include those stated in the Indenture dated August 4, 2003 between the Company and the Trustee (the “Indenture”), and those made part of the Indenture by the Officers’ Certificate dated May 30, 2007 delivered pursuant thereto (the “Officers’ Certificate”) and the TIA. The Notes are subject to all such terms, and the Holders are referred to the Indenture and the TIA for a statement of them.

(5)	OPTIONAL REDEMPTION. At any time prior to maturity, the Company will have the option to redeem all or a part of the Notes upon not less than 30 nor more than 60 days’ notice, at a redemption price equal to the sum of (1) 100% of the principal amount of any notes being redeemed plus accrued and unpaid interest to, but not including, the redemption date, and (2) the Make-Whole Amount. Unless the Company defaults in the payment of the redemption price, interest will cease to accrue on the Notes or portions thereof called for redemption on the applicable redemption date.

(6)	NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Notes or a satisfaction or discharge of the Indenture. Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed.

(7)	MANDATORY REDEMPTION. Except as provided in Section 8 below, the Company is not required to make mandatory redemption or sinking fund payments with respect to the Notes.

(8)	CHANGE OF CONTROL TRIGGERING EVENT. In the event of a Change of Control Triggering Event, the Holders may require the Company to purchase for cash all or a portion of their Notes at a purchase price equal to 101% of the principal amount of the notes, plus accrued and unpaid interest, if any, pursuant to the provisions of Section 9 of the Officers’ Certificate.

(9)	DEFEASANCE PRIOR TO MATURITY. The Indenture contains provisions for defeasance of (i) the entire indebtedness of the Notes or (ii) certain covenants and Events of Default with respect to the Notes, in each case upon compliance with certain conditions set forth therein.

(10)	RESTRICTIVE COVENANTS. The Indenture and the Officers’ Certificate impose certain limitations on the Company and its Subsidiaries, including limitations on the Company’s and its Subsidiaries’ ability to create or incur certain Liens on any of their respective properties or assets and to enter into certain sale and lease-back transactions and on the Company’s ability to engage in mergers or consolidations or the conveyance, transfer or lease of all or substantially all of its properties and assets. These limitations are subject to a number of important qualifications and exceptions and reference is made to the Indenture and the Officers’ Certificate for a description thereof.

(11)	DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Company need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

(12)	PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

(13)	AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes voting as a single class, and any existing Default or Event or Default or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes voting as a single class. Without the consent of any Holder of a Note, the Indenture or the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency, to comply with Article V of the Indenture, to provide for uncertificated Notes in addition to or in place of certificated Notes, to make any change that would not adversely affect the rights under the Indenture of any such Holder, to provide for the issuance of any additional notes as permitted by the Indenture, to appoint a successor trustee with respect to the notes and to add to or change any of the provisions of the Indenture necessary to provide for the administration of the trusts in the indenture by more than one trustee, or to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA. No amendment to cure any ambiguity, defect or inconsistency in the Indenture made solely to conform the Indenture to the description of notes contained in the Offering Memorandum related to the Notes, dated May 24, 2007 will be deemed to adversely affect the interests of the Holders of the Notes.

(14)	DEFAULTS AND REMEDIES. If an Event of Default shall occur and be continuing, the principal of the Notes may be declared (or, in certain cases, shall ipso facto become) due and payable in the manner and with the effect provided in the Indenture.

(15)	TRUSTEE DEALINGS WITH COMPANY. The Trustee under the Indenture, in its individual or any other capacity, may deal with the Company or an Affiliate of the Company with the same rights it would have if it were not Trustee.

(16)	NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder of the Company shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

(17)	AUTHENTICATION. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

(18)	ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

(19)	REGISTRATION RIGHTS OF HOLDERS. In addition to the rights provided to Holders of Notes under the Indenture, Holders of restricted Notes will have all the rights set forth in the Registration Rights Agreement, dated as of May 30, 2007, between the Company and the other parties named on the signature pages thereof (the “Registration Rights Agreement”).

(20)	CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes, and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers placed thereon.

(21)	GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THE INDENTURE AND THIS NOTE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture, the Officers’ Certificate and/or the Registration Rights Agreement.

Requests may be made to:

Amgen Inc.

One Amgen Center Drive

Thousand Oaks, CA 91320-1799

Attention: Investor Relations

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

Annex C

Form of 2037 Note

[Face of Note]

CUSIP [•]

6.375% Senior Notes due 2037

No. 1	$[•]

AMGEN INC.

promises to pay to CEDE & CO. or registered assigns,

the principal sum of [•] DOLLARS on June 1, 2037.

Interest Payment Dates: June 1 and December 1

Record Dates: 15th day prior to June 1 and December 1

Dated: May 30, 2007

AMGEN INC.

By:
Name:
Title:

By:
Name:
Title:

This is one of the Notes referred to in the within-mentioned Indenture:

The Bank of New York, as Trustee

By:
Authorized Officer

[REVERSE SIDE OF NOTE]

6.375% SENIOR NOTES DUE 2037

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY OR A NOMINEE OF THE DEPOSITORY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY, BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITORY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER (1) REPRESENTS THAT (A) IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT; OR (B) IT IS NOT A U.S. PERSON (WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT) AND (2) AGREES FOR THE BENEFIT OF THE ISSUER THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT IN ACCORDANCE WITH THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(E) ABOVE, THE ISSUER RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY RULE 144 EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

(1)	INTEREST. Amgen Inc., a Delaware corporation (the “Company”), promises to pay interest on the principal amount of this Note at 6.375% per annum from May 30, 2007 until maturity and shall pay the Additional Amounts (as defined in the Registration Rights Agreement), if any, payable pursuant to Section 4 of the Registration Rights Agreement referred to below. The Company will pay interest and Additional Amounts, if any, semi-annually in arrears on June 1 and December 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that the first Interest Payment Date shall be December 1, 2007; provided further that after December 1, 2007, if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date.

(2)	METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) and Additional Amounts, if any, to the Persons who are registered Holders of Notes at the close of business on the day that is 15 days prior to the next succeeding Interest Payment Date (whether or not such day is a Business Day), even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.13 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, interest and Additional Amounts, if any, at the office or agency of the Company maintained for such purpose in the Borough of Manhattan, the City and State of New York (or, if the Company fails to maintain such office or agency, at the corporate trust office of the trustee in New York, New York or if the trustee does not maintain an office in New York, at the office of a paying agent in New York), or, at the option of the Company, payment of interest and Additional Amounts, if any, may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest and Additional Amounts, if any, on, all Global Securities and all other Notes the Holders of which will have provided wire transfer instructions to the Company or the Paying Agent. Such payment will be in the currency of the United States of America.

(3)	PAYING AGENT AND REGISTRAR. Initially, The Bank of New York (as successor to JPMorgan Chase Bank, N.A.), the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

(4)	INDENTURE. The terms of the Notes include those stated in the Indenture dated August 4, 2003 between the Company and the Trustee (the “Indenture”), and those made part of the Indenture by the Officers’ Certificate dated May 30, 2007 delivered pursuant thereto (the “Officers’ Certificate”) and the TIA. The Notes are subject to all such terms, and the Holders are referred to the Indenture and the TIA for a statement of them.

(5)	OPTIONAL REDEMPTION. At any time prior to maturity, the Company will have the option to redeem all or a part of the Notes upon not less than 30 nor more than 60 days’ notice, at a redemption price equal to the sum of (1) 100% of the principal amount of any notes being redeemed plus accrued and unpaid interest to, but not including, the redemption date, and (2) the Make-Whole Amount. Unless the Company defaults in the payment of the redemption price, interest will cease to accrue on the Notes or portions thereof called for redemption on the applicable redemption date.

(6)	NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Notes or a satisfaction or discharge of the Indenture. Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed.

(7)	MANDATORY REDEMPTION. Except as provided in Section 8 below, the Company is not required to make mandatory redemption or sinking fund payments with respect to the Notes.

(8)	CHANGE OF CONTROL TRIGGERING EVENT. In the event of a Change of Control Triggering Event, the Holders may require the Company to purchase for cash all or a portion of their Notes at a purchase price equal to 101% of the principal amount of the notes, plus accrued and unpaid interest, if any, pursuant to the provisions of Section 9 of the Officers’ Certificate.

(9)	DEFEASANCE PRIOR TO MATURITY. The Indenture contains provisions for defeasance of (i) the entire indebtedness of the Notes or (ii) certain covenants and Events of Default with respect to the Notes, in each case upon compliance with certain conditions set forth therein.

(10)	RESTRICTIVE COVENANTS. The Indenture and the Officers’ Certificate impose certain limitations on the Company and its Subsidiaries, including limitations on the Company’s and its Subsidiaries’ ability to create or incur certain Liens on any of their respective properties or assets and to enter into certain sale and lease-back transactions and on the Company’s ability to engage in mergers or consolidations or the conveyance, transfer or lease of all or substantially all of its properties and assets. These limitations are subject to a number of important qualifications and exceptions and reference is made to the Indenture and the Officers’ Certificate for a description thereof.

(11)	DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Company need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

(12)	PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

(13)	AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes voting as a single class, and any existing Default or Event or Default or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes voting as a single class. Without the consent of any Holder of a Note, the Indenture or the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency, to comply with Article V of the Indenture, to provide for uncertificated Notes in addition to or in place of certificated Notes, to make any change that would not adversely affect the rights under the Indenture of any such Holder, to provide for the issuance of any additional notes as permitted by the Indenture, to appoint a successor trustee with respect to the notes and to add to or change any of the provisions of the Indenture necessary to provide for the administration of the trusts in the indenture by more than one trustee, or to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA. No amendment to cure any ambiguity, defect or inconsistency in the Indenture made solely to conform the Indenture to the description of notes contained in the Offering Memorandum related to the Notes, dated May 24, 2007 will be deemed to adversely affect the interests of the Holders of the Notes.

(14)	DEFAULTS AND REMEDIES. If an Event of Default shall occur and be continuing, the principal of the Notes may be declared (or, in certain cases, shall ipso facto become) due and payable in the manner and with the effect provided in the Indenture.

(15)	TRUSTEE DEALINGS WITH COMPANY. The Trustee under the Indenture, in its individual or any other capacity, may deal with the Company or an Affiliate of the Company with the same rights it would have if it were not Trustee.

(16)	NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder of the Company shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

(17)	AUTHENTICATION. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

(18)	ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

(19)	REGISTRATION RIGHTS OF HOLDERS. In addition to the rights provided to Holders of Notes under the Indenture, Holders of restricted Notes will have all the rights set forth in the Registration Rights Agreement, dated as of May 30, 2007, between the Company and the other parties named on the signature pages thereof (the “Registration Rights Agreement”).

(20)	CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes, and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers placed thereon.

(21)	GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THE INDENTURE AND THIS NOTE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture, the Officers’ Certificate and/or the Registration Rights Agreement.

Requests may be made to:

Amgen Inc.

One Amgen Center Drive

Thousand Oaks, CA 91320-1799

Attention: Investor Relations

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).